GUARANTY
(Louis Friedman)

CREDIT CASH NJ, LLC (“Lender”) has entered into a Credit Card Advance Agreement (“Loan Agreement”) dated on or about November 4, 2010 with ONE UP INNOVATIONS, INC. and FOAM LABS, INC. (collectively, the “Merchant”) and in consideration of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, the undersigned jointly and severally unconditionally guaranty to Lender, its successors and assigns, Merchant’s full and prompt payment, performance and discharge of each and every obligation of Merchant under said Loan Agreement and under all instruments given or executed by Merchant in connection therewith, and the full and prompt payment of all other obligations of Merchant to Lender, wherever and however arising, direct or indirect, absolute or contingent, all whether presently existing or hereafter arising, including, without limitation, all costs of collection, including attorney’s fees.  The liability of the undersigned under this Guaranty shall be direct, immediate, absolute, continuing, unconditional and unlimited and not conditional or contingent upon the pursuit by the Lender of whatever remedies it may have against the Merchant or the Merchant’s successors, executors, administrators or assigns, or the collateral or liens it may possess, and this Guaranty shall be a continuing guaranty of the payment of any and all obligations to Lender either made, endorsed or contracted by the Merchant, or any successor of the Merchant and of all extensions or renewals thereof in whole or in part.

Notice of acceptance hereof, of default by Merchant or any other parties, of presentment, protest and demand, and of all other matters to which the undersigned might otherwise be entitled, is hereby waived by the undersigned. Lender may grant extensions, modifications and renewals to, and make compromises, amendments, settlements, compositions, releases, discharges and adjustments with, Merchant and other parties, and with respect to any collateral securing Merchant’s obligations to Lender or collateral securing this Guaranty without notice to any of the undersigned and without affecting the undersigned’s liability hereunder. The undersigned’s obligations hereunder shall be binding upon their respective administrators, executors, personal representatives, successors and assigns.

The undersigned guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, Credit Cash's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually.

This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey and all actions and proceedings arising out of or in connection herewith shall be litigated in the federal or state courts of such State.  The undersigned hereby submit to the personal jurisdiction of such courts.

EACH OF THE UNDERSIGNED WAIVES THE RIGHT TO TRIAL BY JURY IN ALL ACTIONS BROUGHT BY OR AGAINST LENDER.

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand this 3rd day of November 2010.

/s/ Louis Friedman
Louis Friedman
Atlanta, GA 30327
Social Security No.: On File

STATE OF GEORGIA	)
)ss.:
COUNTY OF	)

On this 3rd day of November 2010 before me personally appeared Louis Friedman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Pamela Fulwood
NOTARY PUBLIC